Investment Cooperation Agreement

Party A: CAT9 Industrial Co., Ltd (Party A)

Party B: Changde Changling Agriculture Science and Technology Development Co., Ltd (Party B)

Party C: Peng Haixiong (Party C)

Through friendly negotiation, three parties have agreed as follows on joint promotion for the development of tea tree planting base:

1. Cooperation mode

1.1 cooperation entity

Three parties all agreed to set new operation entity (CAT9 Changde ** Company).

1.2 Proportion of cooperation

For the shares of the new operation entity, Party A holds 51%, Party B holds 40%, and Party C holds 9%.

1.3 Organizational Form, three parties all agreed:

1.3.1 Party A is responsible for the development strategy of the operation entity.

1.3.2 Party B and Party C are responsible for the daily operation activities.

1.4 Financial authorization

1.4.1 The general manager has authorization of less than and same with 3000 yuan, and the expense should get the approval of chairman if it is more than 3000 yuan.

1.4.2 Three parties all agree to other issues related with finance.

2. Cooperation content

2.1 Party A put 200,000 yuan of cash into the new operation entity used for the new operation entity to start operation.

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2.2 Party B becomes the shareholder of the new operation entity through putting the operation rights and interests, crops attached to the land, and forestry certificates of 700 Mus of land into the new operation entity, which locates in Gudirong Village, Changlinggang Countryside, Dingcheng District, Changde City, Hunan Province.

2.3 Party C becomes the shareholder of the new operation entity through his management.

3. Profit Distribution Mode

3.1 All rights and interests are belonged to the new operation entity, including but not limited to fruit income, government support, and planting income below the trees.

3.2 The distribution principal is that all the income after deducting the actual operating costs will be distributed according to the proportion of equity. There will be one time of distribution each half of a year.

4. Future development strategy

Three parties all agreed that the new operation entity will uniformly implement the industrial development of Chongqing CAT9 Industrial Co., Ltd in Hunan Province.

5. Other matters

5.1 The untold matters will be negotiated and resolved by three parties.

5.2 The agreement has three copies, and each party holds one.

5.3 The agreement will be effective after three parties sign and seal (or press finger prints).

Party A: Chongqing CAT9 Industrial Co., Ltd (Seal)

Legal representative or authorized representative (signature)

Party B: Changde Changling Agriculture Science and Technology Development Co.,

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Ltd

Legal representative (signature):

Party C: Peng Haixiong ( Signature and press the finger prints):

Signed place: Meeting Room, Changlinggang Countryside, Dingcheng District, Changde City, Hunan Province

Signed date: 2017.09.11

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